April 28, 2026 Q1’26 Earnings

2Bloom Energy Proprietary & Confidential Forward-looking Statements and Non-GAAP Financial Measures This presentation may contain certain forward-looking statements relating to future events and expectations, including estimates and projections for our business outlook for the 2026 fiscal year, each of which is based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management based on information currently available to management at the time they are made. These forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going forward basis. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual results, performance, and/or trends. In addition to general industry and global economic conditions, factors that could cause actual results, performance, and/or trends to differ materially from those discussed in the forward-looking statements made in this press release include, but are not limited to: (1) the emerging nature of distributed energy generation and rapidly evolving market trends; (2) the significant upfront costs of the Bloom Energy Energy Servers and Bloom Energy’s ability to secure financing for its products; (3) Bloom Energy ability to drive cost reductions and to successfully mitigate against potential price increases; (4) Bloom Energy’s ability to service its existing debt obligations; (5) Bloom Energy’s ability to be successful in new markets; (6) the risk of manufacturing defects; (7) the accuracy of Bloom Energy’s estimates regarding the useful life of its Energy Servers, (8) delays in the development and introduction of new products or updates to existing products; (9) supply constraints; (10) the availability of rebates, tax credits and other tax benefits; (11) the impact of the Inflation Reduction Act of 2022 and the One Big Beautiful Bill Act; (12) changes in the regulatory landscape; (13) Bloom Energy’s lengthy sales and installation cycle, construction, utility interconnection and other delays related to the installation of its Energy Servers; (14) business and economic conditions and growth trends in commercial and industrial energy markets; (15) trade policies including tariffs; (16) the overall electricity generation market; (17) our ability to increase production capacity for our products in a timely and cost-effective manner; (18) any actual or perceived slowdown in the adoption of AI resulting in a slower expansion of AI data centers; (19) Bloom Energy’s ability to protect its intellectual property; (20) the ability of current product and service backlog to ultimately be recognizable as revenue and/or (21) the risks relating to forward-looking statements and other “Risk Factors” identified from time to time in our filings with the Securities Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequently filed reports, including on Form 10-Q, which filings are available from the SEC. Bloom Energy assumes no obligation to, and does not currently intend to, update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. Please see GAAP to non-GAAP reconciliations at the end of this presentation. Refer to “Use of non-GAAP financial measures” in our earnings release for Q1'26 available under the Investor Relations section of our website at https://investor.bloomenergy.com. The Investor Relations section contains a significant amount of information about Bloom Energy, including financial and other information for investors. Bloom Energy encourages investors to visit this website from time to time, as information is updated and new information is posted. The information contained on, or that may be accessed through Bloom Energy's website is not incorporated by reference into, and it not part of, this presentation.

3Bloom Energy Proprietary & Confidential To Make Clean, Reliable Energy Affordable for Everyone in the World. Bloom’s Mission

4Bloom Energy Proprietary & Confidential Financial Performance Note: Dollars in millions, except per share figures and YoY information 1. Please reference appendix for GAAP to Non-GAAP reconciliations $ in millions Q1’26 Q1’25 YoY Revenue $751.1 $326.0 130.4% Non-GAAP Gross Margin1 31.5% 28.7% 2.8 pts Non-GAAP Operating Income1 $129.7 $13.2 ~↑ 10x Adjusted EBITDA1 $143.0 $25.2 ~↑ 6x Non-GAAP EPS1 $0.44 $0.03 ~↑ 15x

Raising 2026 Financial Guidance

Metric	2026 Guidance	YoY
Revenue	$3.4B - $3.8B	~80%[1]
Non-GAAP Gross Margin[2]	~34%	~4 pts
Non-GAAP Operating Income[2]	$600M - $750M	~↑ 3.1x
Non-GAAP EPS[2]	$1.85 - $2.25	~↑ 2.7x

1. YoY change based on midpoint of range
2. With respect to Bloom's expectations regarding its 2026 Guidance, Bloom Energy is not able to provide a quantitative reconciliation of non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, and non-GAAP EPS measures to the corresponding GAAP measures without unreasonable efforts due to the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense.

Bloom Energy Proprietary & Confidential 5

6Bloom Energy Proprietary & Confidential 2026 Guidance: Revenue Growth ~80% 1, Gross Margin % +~4 pts Growing Revenue and Expanding Margins Revenue ($ in billions) 2021 22 23 24 25 2026E Non-GAAP Gross Margin2 242021 2026E22 23 25 $1.0 $1.2 $1.3 $1.5 $2.0 $3.4 - $3.8 22% 23% 26% 29% 30% 34% 1. YoY change based on midpoint of range 2. Please reference appendix for GAAP to Non-GAAP reconciliations for 2025 and prior. With respect to Bloom’s expectations regarding its 2026 Guidance, Bloom Energy is not able to provide a quantitative reconciliation of non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, and non-GAAP EPS measures to the corresponding GAAP measures without unreasonable efforts due to the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense.

7Bloom Energy Proprietary & Confidential $(38) $(33) $19 $108 $221 $600 - $750 Demonstrating Operating Leverage Non-GAAP Operating Expenses as % of Revenue1 2021 22 23 24 25 2026E Non-GAAP Operating Income1 242021 2026E22 23 25 26% 26% 24% 21% 19% 15% 1. Please reference appendix for GAAP to Non-GAAP reconciliations for 2025 and prior. With respect to Bloom’s expectations regarding its 2026 Guidance, Bloom Energy is not able to provide a quantitative reconciliation of non-GAAP gross margin, non-GAAP Operating Expenses, non-GAAP operating income, and non-GAAP EPS measures to the corresponding GAAP measures without unreasonable efforts due to the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Non-GAAP Operating Expenses as % of revenue figure reflects midpoint of the guidance range

8Bloom Energy Proprietary & Confidential Driving Profitability and Generating Cash 242021 2026E22 23 242021 2026E22 2325 25 $14 $30 $82 $161 $272 $650 - $800 $(61) $(192) $(372) $92 $114 > $200 Adjusted EBITDA1 Cash Flow from Operating Activities 1. Please reference appendix for GAAP to Non-GAAP reconciliations for 2025 and prior. With respect to Bloom’s expectations regarding its 2026 Guidance, Bloom Energy is not able to provide a quantitative reconciliation of Adjusted EBITDA measures to the corresponding GAAP measures without unreasonable efforts due to the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense.

Q1 2026 Appendix

10Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Gross Profit and Margin $ in millions Q1’26 Q1’25 GAAP revenue $751.1 $326.0 GAAP cost of sales 525.5 237.3 GAAP gross profit $225.5 $88.7 Non-GAAP adjustments: Stock-based compensation expense 10.4 4.8 Restructuring 0.2 (0.2) Other 0.2 0.2 Non-GAAP gross profit $236.3 $93.5 GAAP gross margin 30.0% 27.2% Non-GAAP adjustments 1.5% 1.5% Non-GAAP gross margin 31.5% 28.7%

11Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Gross Profit and Margin $ in millions 2025 2024 2023 2022 2021 GAAP revenue $2,024.0 $1,473.9 $1,333.5 $1,199.1 $972.2 GAAP cost of sales 1,436.6 1,069.2 1,135.7 1,050.8 774.6 GAAP gross profit $587.4 $404.6 $197.8 $148.3 $197.6 Non-GAAP adjustments: Stock-based compensation expense 24.1 16.6 17.5 19.0 13.8 Restructuring 0.2 (0.4) 3.4 - - Impairment of assets - - 123.7 108.8 - Other 0.7 2.0 1.6 - - Non-GAAP gross profit $612.4 $422.8 $344.0 $276.1 $211.4 GAAP gross margin 29.0% 27.5% 14.8% 12.4% 20.3% Non-GAAP adjustments 1.2% 1.2% 11.0% 10.7% 1.4% Non-GAAP gross margin 30.3% 28.7% 25.8% 23.0% 21.7%

12Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Operating Income (Loss) and Margin $ in millions Q1’26 Q1’25 GAAP operating income (loss) $72.2 ($19.1) Non-GAAP adjustments: Stock-based compensation expense 57.0 32.2 Restructuring 0.3 (0.2) Other 0.2 0.2 Non-GAAP operating income $129.7 $13.2 GAAP operating margin 9.6% (5.8)% Non-GAAP adjustments 7.7% 9.9% Non-GAAP operating margin 17.3% 4.0%

13Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Operating Income (Loss) and Margin $ in millions 2025 2024 2023 2022 2021 GAAP operating income (loss) $72.8 $22.9 ($208.9) ($261.0) ($114.5) Non-GAAP adjustments: Stock-based compensation expense 145.0 83.0 87.1 114.0 76.1 Restructuring 2.4 (0.4) 9.2 - - Impairment of assets - - 130.1 113.3 - Other 0.8 2.1 1.7 0.2 0.0 Non-GAAP operating income (loss) $221.0 $107.6 $19.2 ($33.5) ($38.4) GAAP operating margin 3.6% 1.6% (15.7%) (21.8%) (11.8%) Non-GAAP adjustments 7.3% 5.7% 17.1% 19.0% 7.8% Non-GAAP operating margin 10.9% 7.3% 1.4% (2.8%) (3.9%)

14Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Non-GAAP Operating Expenses as % of Revenue $ in millions 2025 2024 2023 2022 2021 GAAP operating expenses $514.6 $381.7 $406.7 $409.3 $312.1 Non-GAAP adjustments: Stock-based compensation expense 120.9 66.4 69.6 95.0 62.3 Restructuring 2.1 (0.0) 5.7 - - Other 0.1 0.1 6.6 4.8 - Non-GAAP operating expenses $391.4 $315.2 $324.8 $309.5 $249.8 GAAP Revenue $2,024.0 $1,473.9 $1,333.5 $1,199.1 $972.2 Non-GAAP operating expenses as % of Revenue 19.3% 21.4% 24.4% 25.8% 25.7%

15Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Net Income (Loss) and EPS $ in millions, except per share Q1’26 Dilutive earnings per share Q1’25 Dilutive earnings per share GAAP net income (loss) to common stockholders $70.7 $0.23 ($23.8) ($0.10) Non-GAAP adjustments: Add back: Income for non-controlling interests 3.0 0.01 0.4 0.00 (Gain) loss on derivatives liabilities (0.8) (0.00) 0.1 0.00 Restructuring 0.3 0.00 (0.2) (0.00) Equity in loss of unconsolidated affiliates 17.0 0.05 - - Stock-based compensation expense 57.0 0.18 32.2 0.14 Effects of assets buyout and repowering (9.4) (0.03) (2.5) (0.01) Other 0.2 0.00 0.2 0.00 Non-GAAP net income to common stockholders $138.1 $0.44 $6.4 $0.03

16Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Adjusted EBITDA $ in millions Q1’26 Q1’25 GAAP net income (loss) to common stockholders $70.7 ($23.8) Non-GAAP adjustments: Add back: Income for non-controlling interests 3.0 0.4 Stock-based compensation expense 57.0 32.2 Restructuring 0.3 (0.2) (Gain) loss on derivative liabilities (0.8) 0.1 Effect of assets buyout and repowering (9.4) (2.5) Equity in loss of unconsolidated affiliates 17.0 - Depreciation & amortization 13.3 12.0 Income tax provision 0.4 0.4 Interest expense / other misc. (8.8) 6.3 Other 0.2 0.2 Adjusted EBITDA $143.0 $25.2

17Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Adjusted EBITDA $ in millions 2025 2024 2023 2022 2021 GAAP net loss to common stockholders ($88.4) ($29.2) ($302.1) ($301.4) ($164.4) Non-GAAP adjustments: Add back: Income (loss) for non-controlling interests 1.3 2.0 (5.8) (13.7) (28.9) Equity in loss of unconsolidated affiliates 40.4 - - - - Stock-based compensation expense 145.0 83.0 87.1 114.0 76.1 Restructuring 2.4 (0.4) 9.2 - - Loss (gain) on derivative liabilities 0.5 0.7 1.6 (0.6) 15.0 Effects of assets buyout and repowering (2.6) (21.0) 0.4 - - Loss on debt extinguishment and conversion inducement expenses 98.6 27.2 4.3 9.0 - Depreciation & amortization 50.6 53.0 62.6 61.6 53.5 Impairment charge (PPA V, PPA IIIa, PPA IV and Goodwill) - - 130.1 115.3 (1.1) Income tax provision 2.7 0.8 1.9 1.1 1.0 Interest expense / other misc. 20.2 42.2 90.8 43.2 55.6 Other 0.8 2.3 1.7 1.6 7.3 Adjusted EBITDA $271.6 $160.7 $81.8 $30.1 $14.0

18Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Diluted Earnings (Loss) Per Share $ and count in millions, except per share Q1’26 Q1’25 Numerator for basic earnings per share: GAAP Net income (loss) attributable to common stockholders $70.7 ($23.8) Non-GAAP Net income attributable to common stockholders $138.1 $6.4 Numerator for diluted earnings per share: GAAP Net income (loss), adjusted numerator $74.9 ($15.3) Non-GAAP Net income, adjusted numerator $142.3 $14.9 Denominator for GAAP and non-GAAP basic earnings per share: Weighted average common shares outstanding 281.7 230.2 Denominator for GAAP and non-GAAP diluted earnings per share: Weighted average common shares outstanding 319.7 230.2 GAAP net loss per share Basic $0.25 ($0.10) Diluted $0.23 ($0.10) Non-GAAP net earnings (loss) per share Basic $0.49 $0.03 Diluted $0.44 $0.03

19Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Gross Profit (Loss) and Margin 1. Please reference section “GAAP to Non-GAAP reconciliation: Gross profit and margin” of the appendix for detailed GAAP to Non-GAAP reconciliations Q1’26 Q1’25 $ in Millions Revenue GAAP gross profit (loss) SBC1 Other Non- GAAP Adj 1 Non-GAAP gross profit (loss) GAAP gross margin Non-GAAP gross margin Revenue GAAP gross profit SBC1 Other Non- GAAP Adj 1 Non-GAAP gross profit GAAP gross margin Non-GAAP gross margin Product $653.3 $224.1 $6.2 $0.1 $230.4 34.3% 35.3% $211.9 $72.3 $1.9 $0.0 $74.2 34.1% 35.0% Install 25.9 (9.1) 1.4 0.1 (7.6) (35.3%) (29.4%) 33.7 0.3 1.0 0.0 1.3 1.0% 3.8% Service 61.9 8.2 2.8 0.2 11.2 13.3% 18.0% 53.5 0.7 1.9 0.0 2.6 1.3% 4.8% Electricity 9.9 2.4 0.0 0.0 2.4 23.9% 24.5% 27.0 15.4 0.0 0.0 15.4 57.1% 57.1% Total $751.1 $225.5 $10.4 $0.4 $236.3 30.0% 31.5% $326.0 $88.7 $4.8 $0.0 $93.5 27.2% 28.7%

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